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                                  EXHIBIT 10.69

                                $320,000,000 Note
                          between RFS Partnership, L.P.
                and RFS Financing Partnership, L.P., as Borrowers
                    and Banc of America Bridge LLC, as Lender

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                                      NOTE

MERS MIN:
8000101-0000000001-7                                         $320,000,000


         FOR VALUE RECEIVED, the undersigned ("Borrowers") jointly and severally hereby promise to pay to Banc of America Bridge LLC or registered assigns ("Lender"), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by Lender to Borrowers under that certain Credit Agreement dated as of July 10, 2003 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Borrowers, Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to Administrative Agent for the account of Lender in Dollars in immediately available funds at Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by Lender shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest, and demand and notice of protest, demand, dishonor, and non-payment of this Note.

                                       [Signature page follows.]

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

                         RFS PARTNERSHIP, L.P., a Tennessee limited partnership, as Borrower

                         By: CNL ROSE GP CORP., a Delaware corporation, its General Partner

                              By:  /s/ C. BRIAN STRICKLAND
                                   ---------------------------------------------
                                   Name: C. BRIAN STRICKLAND
                                         ---------------------------------------
                                   Title: EVP/CFO
                                          --------------------------------------

                         RFS FINANCING PARTNERSHIP, L.P., a Tennessee limited partnership, as Borrower

                         By: RFS FINANCING 2002, LLC, a Delaware limited liability company, its General Partner

                              By:  /s/ C. BRIAN STRICKLAND
                                   ---------------------------------------------
                                   Name: C. BRIAN STRICKLAND
                                         ---------------------------------------
                                   Title: EVP/CFO
                                          --------------------------------------

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